Exhibit 10.16

SEER, INC.
CLASS A COMMON STOCK PURCHASE AGREEMENT
November 12, 2020

i

7.	Termination		6

8.	Miscellaneous		6
	8.1	Publicity	6
	8.2	Foreign Investment in Real Property tax Act (“FIRPTA”)	6
	8.3	Survival	7
	8.4	Successors and Assigns	7
	8.5	Governing Law	7
	8.6	Counterparts	7
	8.7	Notices	8
	8.8	Brokers or Finders	8
	8.9	Amendments and Waivers	8
	8.10	Severability	8
	8.11	Corporate Securities Law	8
	8.12	Entire Agreement	9
	8.13	Specific Performance	9
	8.14	Confirmation of Securities Holdings	9
ii

SEER, INC.
CLASS A COMMON STOCK PURCHASE AGREEMENT
THIS CLASS A COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) is made as of November 12, 2020, by and among Seer, Inc., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A attached hereto (each, an “Investor” and collectively, the “Investors”).
In consideration of the mutual covenants contained in this agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each Investor, severally and not jointly, hereby agree as follows:
1.Purchase and Sale of Stock.
1.1Sale and Issuance of Class A Common Stock. Subject to the terms and conditions of this Agreement, each Investor (or its designated affiliate or co-investor), severally and not jointly, agrees to purchase from the Company, and the Company agrees to sell and issue to each Investor, the Shares (as defined below) applicable to such Investor at a price per share equal to the per share initial public offering price of the Company’s Class A Common Stock (before underwriting discounts and expenses) in the Qualified IPO (as defined below) (the “IPO Price”) at the Closing (as defined below). “Shares” shall mean with respect to a particular Investor such number of shares of the Company’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), equal to the Subscription Amount (as defined below) of such Investor divided by the IPO Price, rounded up the nearest whole share. “Subscription Amount” shall mean with respect to a particular Investor the dollar amount set forth opposite such Investor’s name on Schedule A hereto. “Qualified IPO” shall mean the issuance and sale of shares of the Class A Common Stock by the Company, pursuant to an Underwriting Agreement (the “Underwriting Agreement”) to be entered into by and among the Company and certain underwriters (the “Underwriters”), in connection with the Company’s contemplated initial public offering pursuant to the Company’s Registration Statement on Form S-1 (the “Registration Statement”).
1.2Closing. The purchase and sale of the Shares shall take place at the location and at the time immediately subsequent to the closing of the Qualified IPO (which time and place are designated as the “Closing”). At the Closing, each Investor shall make payment of its Subscription Amount by wire transfer in immediately available funds to the account specified by the Company against delivery to such Investor of evidence from the Company’s transfer agent of a book entry position evidencing the Shares registered in the name of such Investor, or in such nominee name(s) as designated by such Investor.
2.Registration Rights. At the Closing, in connection with the purchase of the Shares, any Investor who is not already a party to the Company’s Amended and Restated Investors’ Rights Agreement, dated May 12, 2020, by and among the Company and the stockholders of the Company listed thereto (the “Existing Rights Agreement”), shall become a party to the agreement for the purpose of providing such Investor with registration rights under Section 2 of the Existing Rights Agreement with respect to the Shares (the “Restated Rights Agreement”).
3.Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that as of the date hereof and as of the date of the Closing:
3.1Organization, Good Standing and Qualification.
(a)The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.
(b)The Company is duly qualified to transact business and is in good standing in each jurisdiction in which it is required to be so qualified or in good standing.
3.2Corporate Power; Authorization. The Company has all requisite corporate power and authority, and has taken all requisite corporate action necessary to execute and deliver this Agreement, to sell and issue the Shares and to perform all of its obligations under this Agreement. This Agreement and the Restated Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Restated Rights Agreement may be limited by applicable federal or state securities laws.
3.3Valid Issuance of Class A Common Stock. The Shares have been duly authorized and when issued and paid for in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws or as contemplated hereby or by the Restated Rights Agreement.
3.4Compliance with Other Instruments.
(a)The Company is not in violation or default of any provision of its Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws.
(b)The Company is not in violation or default in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company or any of its properties or assets.
3.5No Defaults. The execution, delivery and performance of this Agreement and the Restated Rights Agreement, and the consummation of the transactions contemplated by this Agreement, including the issuance of the Shares, and the Restated Rights Agreement will not result in any such violation or default or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any (a) indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (b) its Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws (or other applicable organizational document) of the

Company, or (c) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except, in the case of clauses (a) and (c), for such defaults, breaches, or violations that would not, individually or in the aggregate, have a material adverse effect on the consummation of the transactions contemplated hereby.
3.6Description of Capital Stock. As of the date of the Closing, the statements set forth in the Pricing Prospectus (as defined in the Underwriting Agreement) and Prospectus (as defined in the Underwriting Agreement) under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Company’s capital stock, are accurate, complete and fair in all material respects.
3.7Registration Statement. The Registration Statement, and any amendment thereto, including any information deemed to be included therein pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), complied (or, in the case of amendments filed after the date of this Agreement, will comply) as of its filing date in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder, and did not (or, in the case of amendments filed after the date hereof, will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date it is declared effective by the SEC, the Registration Statement, as so amended, and any related registration statements, will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any preliminary prospectus included in the Registration Statement or any amendment thereto, any free writing prospectus related to the Registration Statement and any final prospectus related to the Registration Statement filed pursuant to Rule 424 promulgated under the Securities Act, in each case as of its date, will comply in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
3.8Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the sale of the Shares contemplated by this Agreement, except as otherwise disclosed to the Investor.
3.9Private Placement. Assuming the accuracy of the representations, warranties and covenants of each Investor set forth in Section 4 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investor under this Agreement.
3.10CFIUS. The Company does not engage in the “design, fabrication, development, testing, production or manufacture” of “critical technologies” within the meaning of Section 721 of the Defense Production Act of 1950, as amended, including all implementing regulations thereof (the “DPA”).
4.Representations, Warranties and Covenants of each Investor. Each Investor, severally but not jointly, hereby represents and warrants that as of the date hereof and as of the date of the Closing:

4.1Organization, Good Standing and Qualification. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.
4.2Authorization. Such Investor has full power and authority to enter into this Agreement and, if applicable, the Restated Rights Agreement, and each such agreement to which the Investor is a party constitutes a valid and legally binding obligation of such Investor, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) to the extent the indemnification provisions contained in the Restated Rights Agreement may be limited by applicable federal or state securities laws. Such Investor further represents that it will have sufficient funds available to pay the Subscription Amount and consummate the purchase of the Shares pursuant to Section 1 of this Agreement.
4.3Purchase Entirely for Own Account. Such Investor hereby confirms, that the Shares to be received by such Investor will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same, except as permitted by applicable federal or state securities laws. Such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.
4.4Disclosure of Information. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, assets, financial condition and prospects of the Company.
4.5Investment Experience. Such Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and the Shares (and has sought such accounting, legal and tax advice as such Investor has considered necessary to make an informed investment decision) and is aware that there are substantial risks incident to the purchase of the Shares.
4.6Accredited Investor. Such Investor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the SEC under the Securities Act, as presently in effect.
4.7Brokers or Finders. Such Investor has not engaged any brokers, finders or agents, such that the Company will, incur, directly or indirectly, as a result of any action taken by such Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.
4.8Restricted Securities. Such Investor understands that the Shares will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, such Investor represents that it is familiar with

Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
4.9Legends. Such Investor understands that the Shares may bear one or all of the following legends:
“THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF SUCHREGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.
THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
4.10Lock-Up Agreement. Such Investor hereby confirms that it has executed and delivered, or prior to Closing will execute and deliver, to the Underwriters the lock-up agreement provided by the Company (the “Lock-Up Agreement”). The Lock-Up Agreement is, or will be at Closing, in full force and effect, and following the consummation of the transactions contemplated by this Agreement will remain in full force and effect, including with respect to the Shares.
4.11CFIUS. Investor is not a “foreign person” in which the national or subnational governments of a single foreign state have a “substantial interest,” as defined in the DPA.
5.Conditions of the Investors’ Obligations at Closing. The obligations of each Investor under Section 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions.
5.1Representations and Warranties. The representations and warranties of the Company in Section 3 shall be true and correct in all material respects as of the date hereof and as of the Closing, other than those representations set forth in Sections 3.1(a), 3.2, 3.3, 3.4(a), 3.5 and 3.10 which shall be true and correct in all respects as of the date hereof and as of the Closing.
5.2Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.
5.3Public Offering Shares. The Underwriters shall have purchased, immediately prior to the purchase of the Shares by each Investor hereunder, the Underwritten Shares (as defined in the Underwriting Agreement) pursuant to the Registration Statement and Underwriting Agreement.
5.4Restated Rights Agreement. The Restated Rights Agreement shall have been executed and delivered by the Company and other parties to the Existing Rights Agreement sufficient to amend the Existing Rights Agreement pursuant to Section 6.6 thereof.

5.5Absence of Injunctions, Decrees, Etc. During this period from the date of this Agreement to immediately prior to the Closing, no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any decision, injunction, decree, ruling, law or order permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated at the Closing.
6.Conditions of the Company’s Obligations at Closing. The obligations of the Company under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions.
6.1Representations, Warranties and Covenants. The representations, warranties and covenants of each Investor contained in Section 3 shall be true and correct in all material respects as of the date hereof and as of the Closing.
6.2Public Offering Shares. The Underwriters shall have purchased, immediately prior to the purchase of the Shares by each Investor hereunder, the Underwritten Shares (as defined in the Underwriting Agreement) pursuant to the Registration Statement and Underwriting Agreement, with an initial offering amount to the public (before underwriting discount and commissions) of at least $75 million.
6.3Absence of Injunctions, Decrees, Etc. During this period from the date of this Agreement to immediately prior to the Closing, no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any decision, injunction, decree, ruling, law or order permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated at the Closing.
7.Termination. This Agreement shall terminate upon the earliest to occur, if any, of: (a) with respect to the rights and obligations of the Company and the Investor, as applicable to each other, at any time upon the written consent of the Company and such Investor, (b) either the Company, on the one hand, or the Underwriters, on the other hand, advising the other in writing, prior to execution of the Underwriting Agreement, that they have determined not to proceed with the Qualified IPO, (c) the withdrawal by the Company of the Registration Statement, (d) the termination of the Underwriting Agreement, or (ii) December 31, 2020, if the Closing has not occurred on or prior to such date.
8.Miscellaneous.
8.1Publicity. No party shall issue any press release or make any other public announcement, including any website posting or social media post, that includes the name or any logo or brand name of any party, or discloses the terms of this Agreement or the fact that the Investors have made or propose to make an investment in the Company, except as may be required by law, including as contemplated in the Registration Statement, or with the prior written consent of the other parties. Each party will provide reasonable advance notice to the other parties prior to making any disclosure of this Agreement or the terms hereof in any filings made with the SEC, and will provide the other parties with reasonable opportunity to review and comment on such proposed disclosures.
8.2Foreign Investment in Real Property tax Act (“FIRPTA”). Only to the extent that Investor has at any time held 5% or greater of the fair market value of the Company as defined in Treasury Regulation Section 1.897-1(c)(2)(iii)(A), the Company shall use commercially reasonable efforts to avoid becoming a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the “Code”). So long as Investor continues to own the shares it is purchasing hereunder, in the event the Company is or becomes a United States real property holding corporation, the Company shall provide prompt notice to Investor following any “determination date” (as defined in Treasury Regulation Section 1.897-2(c)(1)) on which the Company is or becomes a United States real property holding corporation. In addition, upon any reasonable written request by Investor (including, but not limited to, prior to any secondary share purchases by Investor), the Company shall provide Investor with a written statement informing Investor whether its interest in the Company constitutes a “United States real property interest” within the meaning of Section 897(c)(2) of the Code. The Company’s determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company’s written statement to Investor shall be delivered within 10 Business Days of Investor’s written request therefor. The Company’s obligation to furnish such written statement shall continue notwithstanding the fact that a class of the Company’s stock may be regularly traded on an established securities market or the fact that there is no preferred stock of the Company then outstanding, but will cease only to the extent the exemption provided for in Treasury Regulation Section 1.897-1(c)(2)(iii)(A) is met with respect to the interests held by Investor.
8.3Survival of Warranties. The warranties, representations and covenants of the Company and each Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any Investor or the Company.
8.4Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Investor without the prior written consent of the Company; provided, however, that after the Closing, the Shares and the rights, duties and obligations of each Investor hereunder may be assigned to the affiliates of such Investor that agree in writing with the Company to be bound by the terms and conditions of this Agreement. Any attempt by any Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement in a manner that is not permitted by the foregoing sentence to be made without such permission shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.
8.5Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.
8.6Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

8.7Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by electronic mail or otherwise delivered by hand, messenger or courier service addressed:
(a)if to an Investor, to the address or electronic mail address as shown on such Investor’s signature page to this Agreement; and
(b)if to the Company, to the attention of the Chief Executive Officer of the Company at 3800 Bridge Parkway, Suite 102, Redwood City, California 94065 or of@seer.bio, or at such other current address or electronic mail address as the Company shall have furnished to the Investors in compliance with the requirements of this Section 8.7, with a copy (which shall not constitute notice) to Tony Jeffries, Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304.
Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii)  if sent via electronic mail, when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.
8.8Brokers or Finders. The Company shall indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a brokerage or finder’s fee or agent’s commission (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its constituent partners, members, officers, directors, employees or representatives is responsible to the extent such liability is attributable to any inaccuracy or breach of the representations and warranties contained in Section 3.7
8.9Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the particular Investor or Investors whose rights or obligations will be directly amended or waived by such amendment or waiver.
8.10Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.
8.11Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION

THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
8.12Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties. No party shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.
8.13Specific Performance. The parties to this Agreement hereby acknowledge and agree that the Company would be irreparably injured by a breach of this Agreement by any Investor, and each Investor would be irreparably injured by a breach of this Agreement by the Company, and that money damages are an inadequate remedy for an actual or threatened breach of this Agreement because of the difficulty of ascertaining the amount of damage that will be suffered by the aggrieved party in the event that this agreement is breached. Therefore, each of the parties to this Agreement agrees to the granting of specific performance of this Agreement and injunctive or other equitable relief in favor of the aggrieved party as a remedy for any such breach, without proof of actual damages, and the parties to this Agreement further waive any requirement for the securing or posting of any bond in connection with any such remedy. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement, but shall be in addition to all other remedies available at law or in equity to the aggrieved party. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
8.14Confirmation of Securities Holdings. Upon request of an Investor, as long as such Investor is a record holder of the Shares, the Company will use commercially reasonable efforts to cause the transfer agent of the Shares to provide confirmation of such Investor’s holdings in the Company.
8.15Independent Nature of Investors Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. The decision of each Investor to purchase Shares pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor and none of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among the Investors.
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IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

SEER, INC.

By:	/s/ Omid Farokhzad
Name:	Omid Farokhzad
Title:	Chief Executive Officer

Address:	3800 Bridge Parkway, Suite 102 Redwood City, California 94065
Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

INVESTORS

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

INVESTORS

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

INVESTORS

FIDELITY GROWTH COMPANY COMMINGLED POOL

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

INVESTORS

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY K6 FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

INVESTORS

FIDELITY SELECT PORTFOLIOS: HEALTH CARE PORTFOLIO

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

INVESTORS

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR HEALTH CARE FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

INVESTORS

VARIABLE INSURANCE PRODUCTS FUND IV: HEALTH CARE PORTFOLIO

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

INVESTORS

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY U.S. EQUITY CENTRAL FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

INVESTORS

FIDELITY SELECT PORTFOLIOS: BIOTECHNOLOGY PORTFOLIO

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

INVESTORS

T. Rowe Price Health Sciences Fund, Inc.
TD Mutual Funds - TD Health Sciences Fund
T. Rowe Price Health Sciences Portfolio
Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

Address:

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President and Senior
Legal Counsel
Phone: 410-345-2090
Email: Andrew.baek@troweprice.com
Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

INVESTORS

T. Rowe Price Small-Cap Value Fund,
T. Rowe Price U.S. Small-Cap Value Equity Trust
T. Rowe Price U.S. Equities Trust
MassMutual Select Funds - MassMutual Select T.
Rowe Price Small and Mid Cap Blend Fund
Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

Address:

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President and Senior
Legal Counsel
Phone: 410-345-2090
Email: Andrew.baek@troweprice.com
Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

INVESTORS

T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Institutional Small-Cap Stock Fund
T. Rowe Price Spectrum Conservative Allocation Fund
T. Rowe Price Spectrum Moderate Growth Allocation Fund
T. Rowe Price Moderate Allocation Portfolio U.S. Small-Cap Stock Trust
VALIC Company I - Small Cap Fund
TD Mutual Funds-TD U.S. Small-Cap Equity Fund
T. Rowe Price U.S. Small-Cap Core Equity Trust
Minnesota Life Insurance Company
Costco 401(k) Retirement Plan
MassMutual Select Funds - MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

Address:

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President and Senior
Legal Counsel
Phone: 410-345-2090
Email: Andrew.baek@troweprice.com
Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

INVESTORS

T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Horizons Trust
T. Rowe Price U.S. Equities Trust
MassMutual Select Funds - MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
New York City Deferred Compensation Plan
Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

Address:

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn: Andrew Baek, Vice President and Senior
Legal Counsel
Phone: 410-345-2090
Email: Andrew.baek@troweprice.com
Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

INVESTORS

SVF II AIV-1 (DE) L.P.

By: SB Investment Advisers (UK) Limited, acting as Manager of SVF II AIV-1 (DE) L.P.

By:	/s/ Ruwan Weerasekera
Name:	Ruwan Weerasekera
Title:	Director

Address:
SB Investment Advisers (UK) Limited
Attn: Legal
69 Grosvenor Street
London, W1K 3JP, United Kingdom
Email: legal@softbank.com

with a copy to:

SB Investment Advisers (US) Inc.
Attn: Legal
1 Circle Star Way, 3F
San Carlos, CA 94070
Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Class A Common Stock Purchase Agreement as of the date first above written.

INVESTORS

AMOON 2 FUND LIMITED PARTNERSHIP

By: aMoon 2 Fund G.P. Limited Partnership
Its: General Partner

By: aMoon General Partner Ltd.
Its: General Partner

By:	/s/ Tomer Berkovitz
Name:	Tomer Berkovitz
Title:	Partner and CFO

By:	/s/ Yair Schindel
Name:	Yair Schindel
Title:	Managing Partner
Signature Page to Seer, Inc. Class A Common Stock Purchase Agreement

Schedule A

Name of Investor	Subscription Amount

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund	$1,433,233.00
Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund	$7,565,087.00
Fidelity Growth Company Commingled Pool By: Fidelity Management Trust Company, as Trustee	$7,343,880.00
Fidelity Mt. Vernon Street Trust: Fidelity Growth Company K6 Fund	$1,157,800.00
Fidelity Select Portfolios: Health Care Portfolio	$8,418,562.00
Fidelity Advisor Series VII: Fidelity Advisor Health Care Fund	$5,204,765.00
Variable Insurance Products Fund IV: Health Care Portfolio	$997,327.00
Fidelity Central Investment Portfolios LLC: Fidelity U.S. Equity Central Fund	$2,879,346.00
Fidelity Select Portfolios: Biotechnology Portfolio	$5,000,000.00
T. Rowe Price New Horizons Fund, Inc.	$13,913,140.60
T. Rowe Price New Horizons Trust	$1,745,532.04
T. Rowe Price U.S. Equities Trust	$92,963.80
MassMutual Select Funds - MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	$54,950.39
New York City Deferred Compensation Plan	$335,638.18
T. Rowe Price Health Sciences Fund, Inc.	$9,457,444.55
TD Mutual Funds - TD Health Sciences Fund	$669,267.53
T. Rowe Price Health Sciences Portfolio	$425,863.21
T. Rowe Price Small-Cap Stock Fund, Inc.	$3,996,280.41
T. Rowe Price Institutional Small-Cap Stock Fund	$2,129,424.73
T. Rowe Price Spectrum Conservative Allocation Fund	$34,174.23
T. Rowe Price Spectrum Moderate Allocation Fund	$53,469.22
T. Rowe Price Spectrum Moderate Growth Allocation Fund	$93,320.15
T. Rowe Price Moderate Allocation Portfolio	$4,226.58
U.S. Small-Cap Stock Trust	$190,482.97
VALIC Company I - Small Cap Fund	$44,131.96
TD Mutual Funds - TD U.S. Small-Cap Equity Fund	$183,371.94
T. Rowe Price U.S. Small-Cap Core Equity Trust	$1,059,603.81
Minnesota Life Insurance Company	$45,328.75
Costco 401(k) Retirement Plan	$191,706.38
MassMutual Select Funds - MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	$50,783.33
T. Rowe Price Small-Cap Value Fund, Inc.	$3,846,832.31

T. Rowe Price U.S. Small-Cap Value Equity Trust	$1,251,126.15
T. Rowe Price U.S. Equities Trust	$84,070.98
MassMutual Select Funds - MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	$46,865.83

SVF II AIV-1 (DE) L.P.	$40,000,000
aMoon 2 Fund Limited Partnership	$15,000,000

Total	$135,000,000